                                    COLONIAL
                              U.S. GOVERNMENT FUND




                                   [GRAPHIC]




                                 ANNUAL REPORT
                                AUGUST 31, 1995

                    COLONIAL U.S. GOVERNMENT FUND HIGHLIGHTS
                      SEPTEMBER 1, 1994 - AUGUST 31, 1995

INVESTMENT OBJECTIVE: Colonial U.S. Government Fund seeks as high a level of current income as is consistent with prudent risk by investing exclusively in U.S. government securities.*

THE FUND IS DESIGNED TO OFFER:

   -    Attractive monthly income
   -    High quality portfolio
   -    Diversification

PORTFOLIO MANAGER COMMENTARY: "In recent months, economic conditions have favored U.S. government securities. This reflects a favorable environment, including low inflation, balanced budget expectations, and renewed interest in U.S. government securities from foreign investors."

                   COLONIAL U.S. GOVERNMENT FUND PERFORMANCE

                                             CLASS A                 CLASS B
Inception dates                              10/13/87                6/8/92
Distributions declared per share              $0.417                 $0.369
SEC Yields on 8/31/95                           5.86%                  5.40%
Total returns, assuming
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
  - 12 months                                   8.88%                  8.07%
Net asset values per share at 8/31/95          $6.55                  $6.55

SECTOR BREAKDOWN **

Treasury Securities.....................................................  12.30%
Agency Securities.......................................................   2.10%
GNMAs...................................................................  32.20%
FNMAs...................................................................  49.90%
FHLMCs..................................................................   3.50%

AVERAGE MATURITY BREAKDOWN **

0 - 1 year..............................................................   0.00%
1 - 5 years.............................................................  38.13%
5 - 10 years............................................................  60.68%
Over 10 years...........................................................   1.19%

*As of September 1, 1995, the Fund's objective was modified as follows: "the Fund seeks as high a level of current income and total return as is consistent with prudent risk by investing exclusively in U.S. government securities."

** Percent of total investments

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

During the 12 months ended August 31, 1995, fixed-income markets in the United States showed marked improvement. This reflected a general decline in interest rates as the economy gradually slowed.

The overall environment for fixed-income securities was positive throughout the fiscal year. Almost all sectors of the bond market performed well during the period, including corporate bonds, municipal bonds, and intermediate-term U.S. government securities. In fact, the favorable interest rate environment helped make U.S. government bonds one of the best performing sectors of the bond market during the fiscal year.

Leslie Finnemore, Lead Portfolio Manager of Colonial U.S. Government Fund, believes that interest rates will continue to decline in the months ahead, a development that would have a favorable impact on the bond market. In the following report, Leslie comments on the Fund's management strategy and on key issues affecting the U.S. government bond market.

Respectfully,

/s/ John A. McNeice, Jr.

John A. McNeice, Jr.
President
October 11, 1995

                            PORTFOLIO MANAGER REPORT

LESLIE FINNEMORE is the Lead Portfolio Manager of Colonial U.S. Government Fund. She also manages three other Colonial Funds.

SLOWING ECONOMY, LOWER INTEREST RATES BENEFIT FUND: It appears that the U.S. economy is coming in for the "soft landing" that has been the Federal Reserve Board's goal for the last two years. Real gross domestic product (GDP) for the first two quarters of 1995 grew at an annualized rate of 2.7% and 1.3%, respectively, down significantly from the annualized GDP growth rate of 5.1% for the final quarter of 1994. This weakness in the U.S. economy, which translated into lower interest rates, had a favorable impact on the performance of U.S. government securities.

BOND MARKET PERFORMANCE POSITIVE: The improvement in the U.S. government bond market during the Fund's fiscal year was the result of a favorable confluence of economic events. As we have already mentioned, economic growth in the United States slowed considerably. This significantly reduced the market's inflation fears. However, growth has remained strong enough to keep the economy from lapsing into recession. Additionally, there has been an increase in demand for U.S. government bonds from foreign investors. This reflects the improving outlook for the U.S. dollar. Investor confidence has also improved as a result of Congress's dedication to balancing the federal budget. Although longer-term securities benefited most from the recent rally, intermediate-term bonds also did well, as demonstrated by your Fund's performance.

MORTGAGE-BACKED SECURITIES ARE EMPHASIZED: Because mortgage-backed securities may provide returns superior to comparable Treasury securities, the Fund maintained its emphasis on mortgage-backeds throughout the fiscal year. Investments in this sector were increased from 69.35% of the portfolio on September 1, 1994, to 85.60% of the portfolio on August 31, 1995. However, there was a change in the types of mortgage-backed securities the Fund invested in. Investments in higher-coupon securities were reduced, and these were replaced with discount mortgages, which tend to perform well during bond market rallies.

LOOKING AHEAD: We remain optimistic about the near-term prospects for the U.S. government bond market. Although it is not clear whether the Federal Reserve Board will reduce interest rates, we believe rates will continue to decline. Lower rates should have a favorable impact on the performance of the securities in which your Fund invests.

           COLONIAL U.S. GOVERNMENT FUND'S INVESTMENT PERFORMANCE VS.
               THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX

                  Change in Value of $10,000 from 10/87 - 8/95
     Based on Net Asset Value and Maximum Offering Price for Class A Shares



DATE                    NAV                      GOV                       MOP
----                    ---                      ---                       ---
10/87                  10000                    10000                      9525
                       10198                    10060                      9714
                       10300                    10158                      9810
1/88                   10586                    10409                     10083
                       10718                    10520                     10209
                       10665                    10476                     10158
4/88                   10681                    10458                     10174
                       10653                    10408                     10147
                       10860                    10577                     10344
7/88                   10827                    10546                     10312
                       10837                    10559                     10322
                       10984                    10742                     10462
10/88                  11147                    10890                     10618
                       11082                    10797                     10556
                       11033                    10807                     10508
1/89                   11138                    10915                     10608
                       11102                    10868                     10575
                       11113                    10920                     10586
4/89                   11332                    11140                     10794
                       11536                    11355                     10988
                       11763                    11645                     11204
7/89                   11893                    11881                     11328
                       11827                    11721                     11265
                       11860                    11777                     11297
10/89                  12028                    12024                     11456
                       12129                    12143                     11553
                       12197                    12178                     11617
1/90                   12146                    12103                     11569
                       12215                    12148                     11635
                       12250                    12162                     11668
4/90                   12267                    12122                     11685
                       12498                    12382                     11904
                       12623                    12545                     12024
7/90                   12822                    12721                     12213
                       12768                    12675                     12161
                       12841                    12788                     12231
10/90                  12989                    12965                     12372
                       13213                    13161                     12585
                       13378                    13343                     12742
1/91                   13506                    13480                     12864
                       13578                    13563                     12933
                       13670                    13637                     13021
4/91                   13782                    13778                     13127
                       13876                    13855                     13217
                       13931                    13866                     13269
7/91                   14085                    14016                     13416
                       14241                    14282                     13565
                       14419                    14525                     13734
10/91                  14516                    14690                     13827
                       14635                    14862                     13939
                       14862                    15223                     14157
1/92                   14799                    15077                     14096
                       14861                    15124                     14155
                       14839                    15063                     14134
4/92                   14923                    15199                     14214
                       15095                    15425                     14378
                       15218                    15648                     14495
7/92                   15277                    15948                     14552
                       15447                    16111                     14713
                       15551                    16333                     14812
10/92                  15500                    16137                     14764
                       15494                    16071                     14758
                       15612                    16278                     14870
1/93                   15753                    16581                     15005
                       15873                    16825                     15119
                       15924                    16887                     15167
4/93                   16021                    17019                     15260
                       16050                    16973                     15288
                       16235                    17219                     15464
7/93                   16280                    17253                     15507
                       16396                    17510                     15618
                       16442                    17582                     15661
10/93                  16464                    17624                     15682
                       16389                    17538                     15611
                       16496                    17610                     15712
1/94                   16652                    17784                     15861
                       16491                    17540                     15708
                       16182                    17284                     15413
4/94                   16068                    17172                     15305
                       16078                    17184                     15314
                       16063                    17187                     15300
7/94                   16274                    17413                     15501
                       16310                    17463                     15535
                       16219                    17318                     15448
10/94                  16229                    17322                     15458
                       16163                    17245                     15395
                       16202                    17302                     15433
1/95                   16476                    17584                     15694
                       16752                    17924                     15956
                       16845                    18022                     16045
4/95                   17044                    18231                     16235
                       17510                    18746                     16678
                       17600                    18866                     16764
7/95                   17611                    18875                     16775
                       17784                    19030                     16939

A $10,000 investment in Class B shares made on June 8, 1992, (inception) at net asset value would have been valued at $11,396 on August 31, 1995. The same investment after deducting the applicable CDSC would have grown to $11,113 on August 31, 1995.

 AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 1995 (MOST RECENT QUARTER END)

                                CLASS A SHARES               CLASS B SHARES
                              Inception 10/13/87            Inception 6/8/92
                              NAV            MOP            NAV           W/CDSC
--------------------------------------------------------------------------------
1 YEAR                       10.56%         5.30%          9.74%           4.74%
--------------------------------------------------------------------------------
5 YEARS                       6.91%         5.87%            --              --
--------------------------------------------------------------------------------
SINCE INCEPTION               7.79%         7.13%          4.56%           3.78%
--------------------------------------------------------------------------------

The Lehman Brothers Intermediate Government Index is an unmanaged index that tracks the performance of U.S. government securities.

The 30-day SEC yield on August 31, 1995, of 5.86% for Class A shares and 5.40% for Class B shares reflects the portfolio's earning power, net of expenses, and does not include changes in Fund price.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) return does not include sales charges or CDSC. Maximum offering price (MOP) return includes the maximum sales charge of 4.75%. The CDSC returns reflect charges of: one year, 5.00%; since inception, 3.00%.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                                INVESTMENT PORTFOLIO
                           AUGUST 31, 1995 (IN THOUSANDS)


U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 106.3%                                 PAR                 VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 93.3%
                       MATURITIES
   COUPON               FROM/TO
------------           ---------
Federal Home Loan Bank:
      8.300%            01/26/98                  $  3,000             $  3,031
                                                                       --------
Federal Home Loan Mortgage Corp.:
      7.500%                2016                     1,494                1,492
      8.000%           2003-2011                    22,250               22,761
      8.260%                1998                     3,000                3,026
      8.500%           2007-2017                     5,687                5,884
      8.750%           2005-2013                     2,290                2,352
      9.000%           2001-2018                     9,395                9,812
      9.250%           2008-2016                     7,490                7,773
      9.500%           2005-2016                     2,957                3,123
      9.750%                2016                       132                  138
     10.000%                2019                     3,638                3,933
     10.250%           2009-2016                       690                  742
     10.500%           2009-2021                     4,286                4,686
     11.250%           2005-2016                     4,148                4,548
     12.000%                2014                         2                    2
                                                                       --------
                                                                         70,272
                                                                       --------
Federal National Mortgage Association:
      6.000%           2023-2025 (a)                46,288               43,423
      6.500%           2007-2025 (a)               502,165              490,590
      7.000%           2007-2025 (a)               112,898              112,339
      7.500%           2006-2025 (a)               236,304              237,111
      8.000%           2008-2009                     4,093                4,213
      8.250%                2008                     1,299                1,325
      8.500%           2008-2017                    11,845               12,341
      9.000%           2002-2021                    35,896               37,562
      9.500%           2009-2021                     3,432                3,613
     10.000%           2001-2006                    17,198               18,031
     10.500%           2010-2016                     7,239                7,947
     11.000%           2015-2020                    18,638               20,676
                                                                       --------
                                                                        989,171
                                                                       --------

Government National Mortgage Association:
      6.500%           2023-2024                     8,638                8,279
      7.000%           2023-2025 (a)                72,202               70,961
      7.500%           2007-2024                    72,871               73,532
      8.000%           2017-2025                    14,731               14,994
      8.500%           2017-2026                     9,955               10,270
      8.750%           2021-2022                     5,794                6,023

                      Investment Portfolio/August 31, 1995
--------------------------------------------------------------------------------

                       MATURITIES
   COUPON               FROM/TO
------------           ----------
      8.850%           2018-2020                  $  7,728           $    8,025
      9.000%           2008-2022                    43,303               45,310
      9.250%           2016-2022                    20,746               21,615
      9.500%           2009-2025                   200,207              215,101
     10.000%           1998-2024                     7,823                8,232
     10.250%                2018                       318                  346
     10.500%           1998-2020                    18,954               20,810
     10.625%                2010                       106                  116
     10.750%                2024                     2,438                2,524
     11.000%           2009-2021                    21,391               23,812
     11.250%                2015                       166                  183
     11.500%           2010-2021                    31,176               35,126
     11.750%           2013-2015                       430                  475
     12.000%           2011-2019                    30,724               34,573
     12.250%           2013-2015                     1,309                1,459
     12.500%           2010-2015                    20,861               23,541
     12.750%           2013-2014                       155                  171
     13.000%           2011-2016                     6,828                7,649
     13.500%           2010-2015                     4,826                5,393
     14.000%           2011-2014                       216                  241
     14.500%                2012                        78                   88
     15.000%           2011-2012                       140                  159
                                                                     ----------
                                                                        639,008
                                                                     ----------

U.S. Small Business Administration:
      7.600%             01/01/12                    4,474                4,588
      8.200%             10/01/11                    4,378                4,637
      8.250%             11/01/11                    8,422                8,922
      8.650%             11/01/14                    5,921                6,380
      8.850%             08/01/11                    1,693                1,830
      9.150%             07/01/11                    4,070                4,440
      9.450%             08/01/10                    1,501                1,647
      9.500%             04/01/10                    3,087                3,396
      9.650%             05/01/10                    2,103                2,333
                                                                     ----------
                                                                         38,173
                                                                     ----------

TOTAL GOVERNMENT AGENCIES (cost of $1,723,756)                        1,739,655
                                                                     ----------

GOVERNMENT OBLIGATIONS - 13.0%
U.S. Treasury bonds,
      6.875%             08/15/25(b)                 6,615                6,798
                                                                     ----------

U.S. Treasury notes:
      5.750%             08/15/03(b)                99,092               95,732
      6.500%             08/15/05(b)                52,000               52,796
      6.875%             03/31/00(b)                34,902               35,971
      7.500%             02/15/05(b)                47,600               51,453
                                                                     ----------
                                                                        235,952
                                                                     ----------

                    Investment Portfolio/August 31, 1995
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - CONT.                                             PAR           VALUE
-------------------------------------------------------------------------------------
TOTAL GOVERNMENT OBLIGATIONS (cost of $239,683)                            $  242,750
                                                                           ----------

TOTAL INVESTMENTS (cost of $1,963,439)                                      1,982,405
                                                                           ----------

SHORT-TERM OBLIGATIONS (b) - 24.1%
--------------------------------------------------------------------------------
Repurchase agreement with Bankers Trust Securities
Corp. dated 8/31/95, due 9/01/95 at 5.800%, collateralized
by U.S. Treasury notes maturing in 1998, market
value $45,989 (repurchase proceeds $45,007)                    45,000          45,000

Repurchase agreement with Chase Securities, Inc.,
dated 8/31/95, due 9/01/95 at 5.820% collateralized by
U.S. Treasury bills and notes with various maturities to
1997, market value $413,878 (repurchase proceeds
$405,199)                                                     405,134         405,134
                                                                           ----------

TOTAL SHORT-TERM OBLIGATIONS                                                  450,134
                                                                           ==========

OTHER ASSETS & LIABILITIES, NET - (30.4%)                                    (567,293)
-------------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                        $1,865,246
                                                                           ==========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) These securities, which are held in a segregated account, along with the repurchase agreements, have a total market value of $692,884 and are being used to collateralize the delayed delivery purchases indicated in note (a) above.
(c)  Cost for federal income tax purposes is $1,963,551.




See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                AUGUST 31, 1995


(in thousands except for per share amounts and footnote)

ASSETS
Investments at value (cost $1,963,439)                           $1,982,405
Short-term obligations                                              450,134
                                                                 ----------
                                                                  2,432,539
Receivable for:
  Investments sold                                   $ 49,823
  Interest                                             10,733
  Fund shares sold                                        427
Other                                                     821        61,804
                                                     --------    ----------
    Total Assets                                                  2,494,343

LIABILITIES
Payable for:
  Investments purchased                               616,103
  Distributions                                         9,369
  Fund shares repurchased                               3,157
Accrued:
  Deferred Trustees fees                                    8
                                                          460
                                                     --------
    Total Liabilities                                               629,097
                                                                 ----------

NET ASSETS                                                       $1,865,246
                                                                 ----------
Net asset value & redemption price per share -
Class A ($1,163,975/177,573)                                          $6.55
                                                                 ==========
Maximum offering price per share - Class A
($6.55/0.9525)                                                        $6.88 (a)
                                                                 ----------
Net asset value & offering price per share -
Class B ($701,271/106,985)                                            $6.55 (b)
                                                                 ----------

COMPOSITION OF NET ASSETS
Capital paid in                                                  $1,963,241
Overdistributed net investment income                                  (658)
Accumulated net realized loss                                      (116,303)
Net unrealized appreciation                                          18,966
                                                                 ----------
                                                                 $1,865,246
                                                                 ==========

(a)   On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1995



(in thousands)

INVESTMENT INCOME
Interest                                                                     $137,263
Dollar roll fee income                                                          6,256
                                                                             --------
                                                                              143,519

EXPENSES
Management fee                                                 $  9,630
Service fee                                                       4,117
Distribution fee - Class B                                        5,595
Transfer agent                                                    3,588
Bookkeeping fee                                                     525
Trustees fee                                                         84
Custodian fee                                                       226
Custodian credits earned                                             (8)
Audit fee                                                            78
Legal fee                                                            17
Registration fee                                                     50
Reports to shareholders                                              24
Other                                                               128        24,054
                                                               --------      --------
       Net Investment Income                                                  119,465



NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                               (55,099)
Net unrealized appreciation during
  the period                                                     74,212
                                                               --------
         Net Gain                                                              19,113
                                                                             ========

Net Increase in Net Assets From Operations                                   $138,578
                                                                             ========





See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                    Year ended
(in thousands)                                                       August 31
                                                             ------------------------
INCREASE (DECREASE) IN NET ASSETS                                1995          1994
Operations:
Net investment income                                        $  119,465    $  150,500
Net realized loss                                               (55,099)      (96,561)
Net unrealized appreciation (depreciation)                       74,212       (73,750)
                                                             ----------    ----------
    Net Increase (Decrease) from Operations                     138,578       (19,811)
Distributions:
From net investment income - Class A                            (59,237)      (59,838)
From capital paid in - Class A                                     --          (3,498)
From net investment income - Class B                            (43,146)      (50,284)
From capital paid in - Class B                                     --          (2,940)
                                                             ----------    ----------
                                                                 36,195      (136,371)
                                                             ----------    ----------
Fund Share Transactions:
Receipts for shares sold - Class A                               23,802       156,635
Receipts for shares issued in the merger with
   Liberty Financial U.S. Government Securities Fund            657,855
Value of distributions reinvested - Class A                      32,004        35,774
Cost of shares repurchased - Class A                           (331,156)     (566,219)
                                                             ----------    ----------
                                                                382,505      (373,810)
                                                             ----------    ----------
Receipts for shares sold - Class B                               24,592       160,818
Value of distributions reinvested - Class B                      23,538        29,049
Cost of shares repurchased - Class B                           (195,780)     (264,656)
                                                             ----------    ----------
                                                               (147,650)      (74,789)
                                                             ----------    ----------
  Net Increase (Decrease) from Fund Share Transactions          234,855      (448,599)
                                                             ----------    ----------
        Total Increase (Decrease)                               271,050      (584,970)

NET ASSETS
Beginning of period                                           1,594,196     2,179,166
                                                             ----------    ----------
End of period (net of overdistributed
  net investment income of $658 and
  $7,986, respectively)                                      $1,865,246    $1,594,196
                                                             ==========    ==========

NUMBER OF FUND SHARES
Sold - Class A                                                    3,736        23,127
Issued in the merger with Liberty Financial
  U.S. Government Securities Fund                               102,622
Issued for distributions reinvested - Class A                     4,983         5,368
Repurchased - Class A                                           (51,715)      (85,108)
                                                             ----------    ----------
                                                                 59,626       (56,613)
                                                             ----------    ----------
Sold - Class B                                                    3,844        23,779
Issued for distributions reinvested - Class B                     3,685         4,369
Repurchased - Class B                                           (30,739)      (39,973)
                                                             ----------    ----------
                                                                (23,210)      (11,825)
                                                             ----------    ----------


See notes to financial statements.

                            STATEMENT OF CASH FLOWS



(in thousands)                                                 Year ended August 31
                                                           ----------------------------
NET CHANGE IN CASH
Cash flows from operating activities:
Interest received                                          $    140,960
Dollar roll fee income received                                   7,574
Operating expenses paid                                         (24,382)
                                                           ------------
    Net cash provided by operating activities                                 $ 124,152

Cash flows from investing activities:
Purchases of securities and short-term obligations           (5,735,314)
Proceeds from sales of securities and short-term              6,136,739
  obligations                                              ------------
    Net cash provided by investing activities                                   401,425
                                                                              ---------
NET CASH PROVIDED BY OPERATING AND
  INVESTING ACTIVITIES                                                          525,577

Cash flows from financing activities:
Proceeds from shares sold                                        48,511
Cost of shares repurchased                                     (528,595)
Cash dividends paid                                             (45,493)
                                                           ------------
    Net cash used by financing activities                                      (525,577)
                                                                              ---------
Net change in cash                                                                    0
Cash - beginning of period                                                            0
                                                                              ---------
Cash - end of period                                                          $       0
                                                                              =========

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

Net increase in net
  assets resulting from operations                                            $ 138,578
Decrease in investments                                    $    352,184
Decrease in interest and fees receivable                          8,595
Increase in receivable
  from investments securities sold                              (48,466)
Increase in payable for
  investment securities purchased                                76,135
Decrease in other assets                                         (1,106)
Decrease in accrued expenses and liabilities                       (343)
                                                           ------------
    Total                                                                       386,999
                                                                              =========
Net cash provided by operating
  and investing activities                                                    $ 525,577
                                                                              =========

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial U.S. Government Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold, or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to dollar roll transactions and securities traded on other than normal settlement terms.

                Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in other assets in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments as of August 31, 1995.

The merger with Liberty Financial U.S. Government Securities Fund was a non-cash financing activity.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryovers. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

                 Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------

           Average Net Assets                           Annual Fee Rate
           ------------------                           ---------------
           First $1 billion...........................       0.60%
           Next $500 million..........................       0.55%
           Over $1.5 billion..........................       0.50%

Prior to July 1, 1995, average net assets over $1 billion and under $2 billion had an annual fee rate of 0.55%.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

           Average Net Assets                           Annual Fee Rate
           ------------------                           ---------------
           First $50 million..........................      No charge
           Next $950 million..........................       0.035%
           Next $1 billion............................       0.025%
           Next $1 billion............................       0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended August 31, 1995, the Distributor retained net underwriting discounts of $54,789 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $4,043,657 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                 Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended August 31, 1995, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $2,017,952,911 and $2,594,029,145, respectively.

Unrealized appreciation (depreciation) at August 31, 1995, based on cost of investments for federal income tax purposes was:

           Gross unrealized appreciation                   $ 29,712,143
           Gross unrealized depreciation                    (10,858,055)
                                                           ------------
             Net unrealized appreciation                   $ 18,854,088
                                                           ============

Information regarding dollar roll transactions that are other than normal settlement are as follows:

    Maximum amount outstanding during the period           $281,250,215
    Average amount outstanding during the period           $249,017,072
    Amount outstanding at August 31, 1995                  $235,024,063

The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the period ended August 31, 1995.

CAPITAL LOSS CARRYFORWARDS:   At August 31, 1995, capital loss carryforwards
available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                 Year of                                   Capital loss
                expiration                                 carryforward
           -------------------                             ------------
           1996...............                             $  6,713,000
           1997...............                                2,528,000
           1998...............                                  706,000
           1999...............                                2,970,000
           2000...............                                5,878,000
           2001...............                               29,729,000
           2002...............                                7,249,000
           2003...............                               67,291,000
                                                           ------------
                                                           $123,064,000
                                                           ============

Of the loss carryforward expiring in 1996, $722,000 was acquired in the merger with Colonial Government Mortgage Trust. Of the loss carryforwards expiring in 1996, 1997, 1998, 1999, 2000, 2001, and 2002, $67,000, $25,000, $130,000, and
$1,184,000, none, none, and none, respectively, were acquired in the merger with VIP Federal Securities Fund and $5,925,000, $2,439,000, none, $938,000,
$5,252,000, $25,355,000 and $4,423,000, respectively, were acquired in the merger with Liberty Financial U.S. Government Securities Fund. Their availability may be limited in a given year.

                 Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

NOTE 4.  MERGER INFORMATION
--------------------------------------------------------------------------------
On March 24, 1995, Liberty Financial U.S. Government Securities Fund (LFUSGSF) was merged into the Fund by a non-taxable exchange of 102,621,829 shares of the Fund (valued at $657,854,682) for the 74,665,826 of LFUSGSF shares then outstanding. The assets of LFUSGSF acquired included unrealized depreciation of $10,937,427. The aggregate net assets of the Fund and LFUSGSF immediately after the merger were $2,014,746,627.

NOTE 5.  RESULTS OF SPECIAL SHAREHOLDERS MEETING (unaudited)
--------------------------------------------------------------------------------
On February 15, 1995, a special meeting of shareholders was held and a new Management Agreement between the Trust, with respect to the Fund, and Colonial Management Associates, Inc. was approved and became effective upon the merger of The Colonial Group, Inc. with Apple Merger Corporation, a subsidiary of Liberty Financial Companies, Inc. The merger occured on March 24, 1995. Of the shares of beneficial interest outstanding on December 9, 1994, 147,129,945 voted for the new Management Agreement, 1,721,803 voted against, 7,488,077 abstained, and 596,027 were broker non-votes.

                              FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:



                                                                Year ended August 31
                                                 -------------------------------------------------
                                                         1995                        1994
                                                 Class A      Class B      Class A         Class B
                                                 -------      -------      -------         -------
Net asset value -
   Beginning of period                           $ 6.420      $ 6.420      $ 6.880         $ 6.880
                                                 -------      -------      -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.447        0.399         0.415          0.365
Net realized and
unrealized gain (loss)                             0.100        0.100        (0.452)        (0.452)
                                                 -------      -------      -------         -------
   Total from Investment
      Operations                                   0.547        0.499        (0.037)        (0.087)
                                                 -------      -------      -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.417)      (0.369)       (0.400)        (0.352)
From capital paid in                                --           --          (0.023)        (0.021)
                                                 -------      -------      -------         -------
Total Distributions
   Declared to Shareholders                       (0.417)      (0.369)       (0.423)        (0.373)
Net asset value -
   End of period                                 $ 6.550      $ 6.550       $ 6.420        $ 6.420
                                                 -------      -------      -------         -------
Total return (c)                                    8.88%        8.07%        (0.53%)        (1.28%)
                                                 -------      -------      -------         -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.11%        1.86%         1.11%          1.86%
Net investment income                               7.51%        6.76%         8.14%          7.39%
Portfolio turnover                                   140%         140%          291%           291%
Net assets at end
of period (in millions)                          $ 1,164      $   701       $   758        $   836

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Because of differences between book and tax basis accounting, approximately $0.056 and $0.014, respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e)  Annualized.

                                                                           Year ended August 31
                                                 ----------------------------------------------------------------------
                                                         1993                        1992                        1991
                                                 Class A      Class B      Class A         Class B    (a)       Class A
                                                 -------      -------      -------         -------              -------
Net asset value -
   Beginning of period                           $ 6.980      $ 6.980      $ 7.020         $ 6.950              $ 6.950
                                                 -------      -------      -------         -------              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.541        0.490        0.614           0.122                0.699
Net realized and
unrealized gain (loss)                            (0.130)      (0.130)      (0.043)          0.029                0.069
                                                 -------      -------      -------         -------              -------
   Total from Investment
      Operations                                   0.411        0.360        0.571           0.151                0.768
                                                 -------      -------      -------         -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.511)      (0.460)      (0.611)         (0.121)              (0.698)
From capital paid in                                --           --           --              --                   --
                                                 -------      -------      -------         -------              -------
Total Distributions
   Declared to Shareholders                       (0.511)      (0.460)      (0.611) (b)     (0.121) (b)          (0.698)
                                                 -------      -------      -------         -------              -------
Net asset value -
   End of period                                 $ 6.880      $ 6.880      $ 6.980         $ 6.980              $ 7.020
                                                 -------      -------      -------         -------              -------
Total return (c)                                    6.15%        5.36%        8.46%           2.19% (d)           11.54%
                                                 -------      -------      -------         -------              -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.10%        1.85%        1.09%           1.84% (e)            1.16%
Net investment income                               7.85%        7.10%        8.55%           7.80% (e)            9.68%
Portfolio turnover                                   162%         162%         132%            132%                 129%
Net assets at end
of period (in millions)                          $ 1,202      $   978      $ 1,102         $   343              $   444


--------------------------------------------------------------------------------
State Tax Information (unaudited)
An average of 23% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 41% of the Fund's distributions (32% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes, and bills.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
  COLONIAL U.S. GOVERNMENT FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Government Fund (a series of Colonial Trust II) at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1995 by correspondence with the custodian, and brokers, and the application of alternative auditing procedures when confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
October 11, 1995

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you activate any of these services, or call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.



* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information..............  press 1

For account information................................................  press 2

To speak to a Colonial representative..................................  press 3

For yield and total return information.................................  press 4

For duplicate statements or new supply of checks.......................  press 5

To order duplicate tax forms and year-end statements...................  press 6
(February through May)

To review your options at any time during your call....................  press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828
To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial U.S. Government Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial U.S. Government Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial U.S. Government Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]
Earning Your Trust for
More Than 60 Years

                                    TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JOHN A. MCNEICE, JR.
Chairman of the Board and Director, The Colonial Group, Inc. and Colonial Management Associates, Inc. (formerly Chief Executive Officer, The Colonial Group, Inc. and Colonial Management Associates, Inc.)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


                   COLONIAL INVESTMENT SERVICES, INC. (C)1995
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                                UG-02/320B-0895

[RECYCLE LOGO] Printed on recycled paper